UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2026

RALLYBIO CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40693	85-1083789
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PO Box No. 325 East Berlin, Connecticut	06023
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 203 859-3820

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RLYB	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 8, 2026, Rallybio Corporation (Rallybio) announced that Jonathan Lieber, Rallybio’s Chief Financial Officer, will transition to part-time employment status effective September 15, 2026 (the Employment Transition Date), but will remain Rallybio’s Chief Financial Officer and Principal Financial Officer and continue to have the same duties and authority following the Employment Transition Date.

In connection with Mr. Lieber’s employment transition, he entered into an agreement (the Employment Side Letter) with Rallybio and Rallybio, LLC pursuant to which, following the Employment Transition Date, he will receive a base salary of $420,000 and be entitled to participate in Rallybio’s benefit plans, but will not be entitled to receive an annual bonus for 2026 or any subsequent year during which he is employed. Mr. Lieber’s employment will terminate upon the closing of Rallybio’s pending business combination with Avenzo Therapeutics, Inc. (Avenzo) pursuant to the Agreement and Plan of Merger and Reorganization, dated May 31, 2026, among Rallybio, Avenzo and a wholly-owned subsidiary of Rallybio, unless earlier terminated by Mr. Lieber or Rallybio. Upon his termination, Mr. Lieber will be entitled to severance payments as set forth in his Employment Agreement with Rallybio, dated February 1, 2023, and the Second Amendment to his Employment Agreement, which were included as Exhibit 10.24 to Rallybio’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) on March 2, 2023 and Exhibit 10.8 to Rallybio’s Current Report on Form 8-K filed with the SEC on June 1, 2026, respectively.

The foregoing description of the Employment Side Letter does not purport to be complete and is subject to, and qualified in its entirety by, the complete text of the Employment Side Letter, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit Description

10.1	Employment Side Letter, by and between Rallybio Corporation, Rallybio, LLC and Jonathan Lieber, dated September 8, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RALLYBIO CORPORATION

Date: September 9, 2026	By:	/s/ Jonathan I. Lieber
Jonathan I. Lieber Chief Financial Officer